UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2020 (December 2, 2020)

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SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

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New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 2, 2020, Selective Insurance Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), relating to the Company’s sale to the Underwriters of 8,00,000 depositary shares, each representing a 1/1,000th interest in a share of the Company’s 4.60% Non-Cumulative Preferred Stock, Series B, without par value and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share) (such offering and sale, the “Offering”). The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary closing conditions and indemnification on certain matters in favor of the Underwriters. The Offering was conducted pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-225452) filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2018, as amended by Post-Effective Amendment No. 1 filed with the SEC on December 2, 2020, and a prospectus supplement, dated December 2, 2020, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing summary description of certain terms of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 2, 2020, the Company issued a press release announcing that it priced the Offering. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

On December 2, 2020, the Company issued a press release announcing that its board of directors approved a $100 million authorization for the Company to repurchase its common stock. Stock repurchases under the authorization may be made from time to time through open market purchases, pursuant to 10b5-1 and 10b-18 plans, privately negotiated transactions, block trades, or pursuant to accelerated stock repurchase plans at management's discretion in accordance with applicable federal securities laws. A copy of the press release is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 2, 2020, between the Company, as issuer, and Wells Fargo Securities, LLC, BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

99.1	Press release of Selective Insurance Group, Inc. dated December 2, 2020 relating to the Offering.

99.2	Press release of Selective Insurance Group, Inc. dated December 2, 2020 relating to the stock repurchase authorization.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

Date: December 3, 2020